JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

(All Share Classes)

(the “Portfolio”)

Supplement dated January 6, 2021

to the Summary Prospectuses and Prospectuses dated May 1, 2020

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard D. Figuly	2016	Managing Director
Justin Rucker	2019	Executive Director
Steven Lear	2021	Managing Director

In addition, the “The Portfolio’s Management and Administration — The Portfolio Managers” section of each Prospectus is deleted in its entirety and replaced with the following:

The lead portfolio managers who are primarily responsible for the day-to-day management of the Portfolio are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Portfolio. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Portfolio.

Richard Figuly, Managing Director, is the lead portfolio manager responsible for day-to-day management of the Portfolio. An employee of JPMIM or predecessor firms since 1993 and a portfolio manager for the Portfolio since March 2016, Mr. Figuly is a member of JPMIM’s Global Fixed Income, Currency & Commodities Group (GFICC) and head of GFICC’s Core Bond team responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. An employee of JPMIM since 2006 and a portfolio manager of the Portfolio since 2019, Justin Rucker, Executive Director, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios. An employee of JPMIM since 2008 and a portfolio manager of the Portfolio since January 2021, Steven Lear, Managing Director and CFA charterholder, is the U.S. Chief Investment Officer within the GFICC team responsible for oversight and management of fixed income investment strategies in the U.S.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-JPMITCBP-PM-0121